UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 2, 2009

VORTEX RESOURCES CORP.
(Exact name of registrant as specified in charter)

Delaware	001-12000	13-3696015
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9107 Wilshire Blvd., Suite 450, Beverly Hills, CA 90210
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (310) 461-3559

With a copy to:
Stephen M. Fleming, Esq.
Law Offices of Stephen M. Fleming PLLC
110 Wall Street, 11th Floor
New York, New York 10005
T: 516.833.5034
F: 516.977.1209

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Vortex Resources Corp. (the “Company”), through its wholly owned Davy Crockett Gas Company, LLC, entered Term Assignment of Oil and Gas Lease covering an additional well in Crockett County, Texas.  The assignment of the lease will terminate effective March 3, 2009 in the event that the Company does not drill and complete a well that is producing or capable of producing oil and/or gas in paying quantities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VORTEX RESOURCES CORP.

Date: January 2, 2009	By:	/s/ ROBIN ANN GORELICK
Beverly Hills, California		Name: Robin Ann Gorelick
Title: Corporate Secretary